James Alpha Funds Trust d/b/a EASTERLY FUNDS TRUST

FUND	Class A	Class C	Class I	Class R6
Easterly Snow Small Cap Value Fund	SNWAX	SNWCX	SNWIX	SNWRX
Easterly Snow Long/Short Opportunity Fund	SNOAX	SNOCX	SNOIX	SNORX

(each a “Fund” and collectively the “Funds”)

Supplement dated January 5, 2022 to the Prospectus of the Funds dated November 8, 2021

This Supplement updates and supersedes any contrary information contained in the Prospectus.

Effective immediately, the section titled “Class A Shares” beginning on page 23 of the Prospectus is deleted in its entirety and replaced with the following:

Class A Shares

Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge and is subject to 12b-1 distribution fees of up to 0.25% of the average daily net assets of Class A shares. Over time, fees paid under this distribution and service plan will increase the cost of a Class A shareholder’s investment and may cost more than other types of sales charges. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges, apply to your purchases of Class A shares of a Fund unless waived as described under “Sales Charge Waivers”:

Amount Invested	Sales Charge as a % of Offering Price[1]	Sales Charge as a % of Amount Invested	Dealer Reallowance[2]
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.25%	3.36%	2.50%
$250,000 but less than $500,000	2.00%	2.04%	1.25%
$500,000 or more[3,4]	None[4]	None[4]	None[4]
1	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.
2	At the discretion of the Trust, however, the entire sales charge may at times be reallowed to dealers. The staff of the SEC has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters.
3	Class A shares that are purchased at NAV in amounts of $500,000 or more may be assessed a 1.00% CDSC, if they are redeemed within twelve months from the date of purchase. See below for further information.
4	A selling broker may receive commissions on purchases of Class A shares over $500,000 calculated as follows: 1.00% on purchases between $500,000 and $3 million, 0.50% on amounts over $3 million but less than $5 million, 0.25% on amounts over $5 million.

The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares. As shown, investors that purchase more than $500,000 of a Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of more than $500,000 of Class A shares may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed during the first 12 months after their purchase. The CDSC is based upon the investor’s original purchase price. Any CDSC paid on the redemptions of Class A shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding. Brokers may receive distribution and/or shareholder service fees for Class A shares.

Effective immediately, the first sentence of the section titled “Rights of Accumulation” beginning on page 23 of the Prospectus is deleted in its entirety and replaced with the following:

For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class A and Class C shares of any of the Easterly Funds as part of your current investment as well as reinvested dividends.

Effectively immediately, the following is added to the section Appendix A — Intermediary-Specific Sales Charge Waivers and Discounts:

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”)

Shareholders purchasing fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

  Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.
  Shares purchased by or through a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents).
  Shares purchased through a Merrill Lynch affiliated investment advisory program.
  Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.
  Shares purchased by third party investment professionals on behalf of their advisory clients through Merrill Lynch’s platform.
  Shares of funds purchased through the Merrill Edge Self-Directed platform.
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
  Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.
  Employees and registered representatives of Merrill Lynch or its affiliates and their family members.
  Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus.
  Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement.

CDSC Waivers on Class A Shares and Class C Shares available at Merrill Lynch

  Death or disability of the shareholder.
  Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
  Return of excess contributions from an IRA account.
  Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Code.
  Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch.
  Shares acquired through a right of reinstatement.
  Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only).
  Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.

 Front-end Sales Charge Discounts Available at Merrill Lynch: Breakpoints and/or Rights of Accumulation

  Breakpoints as described in this prospectus.
  Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in this prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill

Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets.

  Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time.

***

You should read this Supplement in conjunction with the Prospectus dated November 8, 2021.
Please retain this Supplement for future reference.